UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported):      May 26, 2005



                            DNB Financial Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                   0-16667                 23-2222567
     ---------------------           -------------            --------------
 (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)



    4 Brandywine Avenue, Downingtown, Pennsylvania               19335
           ---------------------------------                  -----------
       (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (610) 269-1040


                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

At its meeting on May 25, 2005, the Board of Directors of DNB Financial Corporation (the "Registrant"), upon the recommendation of the Benefits and Compensation Committee (the "Committee"), approved the following Restricted Stock Awards effective May 25, 2005, under the DNB Financial Corporation Incentive Equity and Deferred Compensation Plan, for the following members of the Registrant's executive management.

                                                             No. Restricted
      Name                           Title                   Shares Awarded

      William Latoff         Chairman & CEO                        4,200
      William Hieb           President & COO                       3,300
      Tom Miller             First EVP & Senior Loan Officer       1,650
      Richard Wright         EVP/Retail Banking                      900
      Ronald Dankanich       EVP/Operations & Secretary              900
      Bruce Moroney          EVP & CFO                               900

Pursuant to the terms of Restricted Stock Award Agreements between the Registrant and each grantee, the awards are subject to cliff vesting on the earlier of a change in control of the Registrant (as defined in the award agreement) or the expiration of 3 years, but vesting is conditioned upon continued employment with the Registrant and/or DNB First, National Association (the "Bank") prior to the issuance of such plan shares. Upon issue, resale of these shares is contractually restricted for an additional 2-years after the date of issue. The market value of the plan shares on the date of their grant, May 25, 2005, as determined by averaging the Bid and the Ask price on the grant date, was $27.57 per share. The award agreements further provide that, upon vesting and issuance of the plan shares, the grantee may elect to pay withholding taxes on the award in cash, or by electing to apply some of the awarded shares at their then fair market value, or both.


Item 8.01. Other Events.

On May 26, 2005, DNB Financial Corporation announced that its Board of Directors declared a $0.13 cash dividend per share on its common stock. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits. The following exhibits are furnished herewith:


99.1     Press Release, dated May 26, 2005, of DNB Financial Corp.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DNB Financial Corporation

May 26, 2005                By:  /s/ Bruce E. Moroney
                                 -------------------------------
                                 Name: Bruce E. Moroney
                                 Title: Chief Financial Officer